EATON VANCE COMMODITY STRATEGY FUND

Supplement to

Prospectus dated May 1, 2011

Summary Prospectus dated May 1, 2011

The following paragraph replaces the second paragraph in “Principal Investment Strategies”:

The average portfolio duration of the Fund’s fixed income portfolio varies based primarily on the sub-adviser’s interest rate outlook, and under normal market conditions is not to exceed ten years and may have negative duration.  Typically, the Fund maintains a duration of less than or equal to four years.  The Fund may invest in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 33% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers.  The Fund may invest in long or short positions in fixed income securities, including credit default swaps on specific issuers and indices, of any credit quality (“junk bonds”); however, the Fund’s investment in securities rated below B (by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by the sub-adviser to be of comparable quality) will not exceed 15% of the Fund’s net assets.  For purposes of rating restrictions, the highest rating is used.  The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).  The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.  For purposes of determining compliance with the Fund’s asset requirements, the absolute value of the notional amount of long and short derivative positions is included.

March 15, 2012

                                                                                                                           5698- 3/12     CSSPS

1